EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ACE*COMM Corporation (the “Company”) on form 10-Q for the three months ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the Chief Executive Officer and the Chief Financial Officer of ACE*COMM, certify, pursuant to and solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the report fairly presents in all material respects, the financial condition and results of operations of ACE*COMM.

By: /s/ George T. Jimenez

George T. Jimenez
Chief Executive Officer

By: /s/ Steven R. Delmar

Steven R. Delmar
Senior Vice President Chief Financial Officer
Date: November 15, 2004

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